UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 28, 2008

Date of Report (Date of earliest event reported)

Kratos Defense & Security Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-27231	13-3818604
(Commission File Number)	(IRS Employer Identification No.)

4810 Eastgate Mall, San Diego, CA	92121
(address of principal executive offices)	(Zip Code)

(858) 812-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 28, 2008, D. Robin Mickle, the President of the ATS Division of Kratos Defense & Security Solutions, Inc. (the “Company”), and the President of Kratos Government Solutions, Inc. a wholly-owned subsidiary of the Company ceased to be an employee of the Company as a result of the Company’s planned integration activities related to the acquisition of the Haverstick and SYS businesses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

Date: August 1, 2008
	By:	/s/ Deanna H. Lund
Deanna H. Lund
Senior Vice President, Chief Financial Officer